                                                                    EXHIBIT 10.1

                               AGREEMENT OF LEASE


                                    BETWEEN


                           320 EXPRESSWAY ASSOCIATES


                                      AND


                       ASSESSMENT SOLUTIONS INCORPORATED

                               TABLE OF CONTENTS
                               -----------------



                                                                PAGE
                                                                ----


SPACE..........................................................  1

TERM...........................................................  1

RENT...........................................................  4

USE............................................................  5

LANDLORD ALTERATION............................................  5

SERVICES.......................................................  6

LANDLORD'S REPAIRS AND SERVICES................................  6

WATER SUPPLY...................................................  6

PARKING FIELD..................................................  7

DIRECTORY......................................................  7

TAXES AND OTHER CHARGES........................................  7

TENANT'S REPAIRS...............................................  9

FIXTURES & INSTALLATIONS....................................... 10

ALTERATIONS.................................................... 11

REQUIREMENTS OF LAW............................................ 14

END OF TERM.................................................... 16

QUIET ENJOYMENT................................................ 17

SIGNS.......................................................... 18

RULES AND REGULATIONS.......................................... 18

RIGHT TO SUBLET OR ASSIGN...................................... 18

LANDLORD'S ACCESS TO PREMISES.................................. 22

SUBORDINATION.................................................. 24

PROPERTY LOSS, DAMAGE REIMBURSEMENT............................ 25

TENANT'S AND LANDLORD'S INDEMNITY.............................. 26

DESTRUCTION - FIRE OR OTHER CASUALTY........................... 26

INSURANCE...................................................... 28

EMINENT DOMAIN................................................. 30

NONLIABILITY OF LANDLORD....................................... 31

DEFAULT........................................................ 32

TERMINATION ON DEFAULT......................................... 34

DAMAGES........................................................ 35

SUMS DUE LANDLORD.............................................. 37

NO WAIVER...................................................... 37

WAIVER OF TRIAL BY JURY........................................ 38

NOTICES........................................................ 39

INABILITY TO PERFORM........................................... 39

INTERRUPTION OF SERVICE........................................ 40

CONDITIONS OF LANDLORD'S LIABILITY............................. 40

TENANT'S TAKING POSSESSION..................................... 41

SUBSTITUTED PREMISES........................................... 41

ENTIRE AGREEMENT............................................... 41

DEFINITIONS.................................................... 42

PARTNERSHIP TENANT............................................. 42

SUCCESSORS, ASSIGNS, ETC....................................... 43

BROKER......................................................... 43

CAPTIONS....................................................... 44


NOTICE OF ACCIDENTS............................................ 44

TENANT'S AUTHORITY TO ENTER LEASE.............................. 44

RENEWAL OPTION................................................. 44

RIGHT OF FIRST REFUSAL......................................... 45

SCHEDULE "A"................................................... 48

SCHEDULE "B"................................................... 49

SCHEDULE "C"................................................... 51

SCHEDULE "D"................................................... 52

EXHIBIT 1...................................................... 55

EXHIBIT 2...................................................... 56

     AGREEMENT OF LEASE, made as of this ____ day of __________, 1997, between 320 EXPRESSWAY ASSOCIATES, a partnership, having its principal office at 225 Broadhollow Road, Suite 212 W, CS 5341, Melville, New York 11747-0983 (hereinafter referred to as "Landlord"), and ASSESSMENT SOLUTIONS INCORPORATED, a ____________ corporation, having its principal place of business at 1300 Walt Whitman Road, Melville, New York 11747 (hereinafter referred to as "Tenant").


     WITNESSETH:  Landlord and Tenant hereby covenant and agree as follows:


                                     SPACE


     1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space substantially as shown on the Rental Plan initialed by the parties and made part hereof as Exhibit "1" ("Demised Premises" or "Premises") in the building known as 320 South Service Road, Melville, New York (hereinafter referred to as the "Building") which the parties agree contains 22,780 square feet in a Building containing 62,547 square feet which constitutes 36.42% percent of the area of the Building ("Tenant's Proportionate Share").


                                     TERM


     2. The term ("Term" or "Demised Term" or "term") of this lease shall commence upon execution of this lease (the "Term Commencement Date"). Subject to postponement by reason of the Concession period (defined below), Tenant's obligation to pay Rent (as defined in Article 3 hereof) and all items of additional rent hereunder shall commence on the sooner to occur of (i) Tenant's taking possession or occupancy of all or any part of the Demised Premises for the purpose of conducting Tenant's business therein, or (ii) fifteen (15) days following the date on which Landlord provides Tenant with written notice that the Demised Premises have been "substantially completed" as defined herein in accordance with Article 5 hereof (hereinafter referred to as the "Rent Commencement Date"). The Term of this lease shall expire on the day preceding the day which is eight (8) years and three (3) months after (i) the Rent Commencement Date, if such date is the first day of a calendar month, or (ii) the first day of the first full calendar month following the Rent Commencement Date, if such date is not the first day of a calendar month (hereinafter referred to as the "Expiration Date"). "Substantially completed" or "substantial completion" as used herein is defined to mean when Landlord has made the installations set forth on Schedule A and Exhibit 1 annexed hereto and the only items to be completed with respect to the Demised Premises are "punch list" items which do not materially interfere with the Tenant's use and occupancy of the Demised Premises. The punchlist items shall be reasonably agreed to by Landlord and Tenant, and shall be completed by Landlord, at Landlord's sole cost and expense, within thirty (30) days of the date that the Premises are "substantially completed". If Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish plans and specifications which Tenant shall be required to provide to Landlord pursuant to the terms of this lease;
(ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in said plans or specifications;
(iv) the performance or completion of any work, labor or services by a party employed by Tenant; or (v) Tenant's failure to approve final plans, working drawings or reflective ceiling plans; then the Rent Commencement Date hereunder shall be accelerated by the number of days of such delay and the dates set forth in the next paragraph shall be extended one (1) day for each day of said delay.

     Notwithstanding the foregoing, in the event Landlord has not substantially completed the Premises on or before the date that is one hundred and fifty (150) days from the date of this lease, subject to delays by Tenant as set forth above, the Rent (as hereinafter defined) computed on a per diem basis shall be abated one day for each day that the Premises are not substantially completed beyond the date that is one hundred and fifty (150) days from the date of this lease. Such abatement shall be in addition to the Concession Period as hereinafter defined. In no event, however, shall the abatement provided for herein exceed a period of sixty (60) days. In the event the Premises are not substantially completed within one hundred ninety five (195) days from the date of this lease, Tenant shall provide Landlord with written notice of Tenant's intention to terminate this lease. If Landlord fails to substantially complete the Premises on or before the date that is two hundred and ten (210) days from the date of this lease, this lease shall terminate as of such date and all sums paid to Landlord on account herein shall be returned to Tenant within ten (10) days from the date of such termination.

     In the event the final plans are not initialed by Landlord and Tenant on or before the date that is one (1) week from the date of this lease,, 1997, then the date set forth in the immediately preceding paragraph shall be extended one
(1) day for each day
beyond the date that is one (1) week from the date of this lease, until this lease is signed and the final plans are initialed by Landlord and Tenant.

     Subject to all of the terms, covenants and conditions of this lease, except Tenant's obligation to pay Rent or additional rent, Landlord shall permit Tenant and its contractors, suppliers and workmen to enter the Premises prior to the Rent Commencement Date in order for Tenant to perform any alterations and installations to prepare the Premises for Tenant's occupancy. Tenant shall indemnify and hold Landlord harmless from any claim, damage, liability or expense arising out of the foregoing Tenant's work. The scheduling and coordination of Tenant's contractors and their workmen and mechanics will be subject to reasonable regulation by Landlord and Landlord's contractor to avoid unreasonable interferences with labor employed by Landlord or Landlord's contractor. Any such entry before the Rent Commencement Date shall be subject to applicable building codes and ordinances.

     Provided Tenant shall not be in default of its obligations to pay Rent and additional rent under the provisions of this lease beyond any applicable notice and cure periods, Tenant's obligation to pay the Rent reserved under Article 3 hereof (but not Tenant's obligation to pay the additional rent reserved under this lease) shall be abated for a period of three (3) months from the Rent Commencement Date (such three (3) month period being herein referred to as the "Concession Period").

          Upon the request of Landlord, Tenant agrees to execute a writing, prepared and executed by Landlord, setting forth the actual date on which the Term Commencement Date, the Rent Commencement Date and the Expiration Date took place or will take place. Notwithstanding anything to the contrary contained herein, such writing shall be deemed a part of this lease and conclusive evidence of such dates.

          A "Lease Year" shall be comprised of a period of twelve (12) consecutive months. The first Lease Year shall commence on the Rent Commencement Date but, notwithstanding the first sentence of this paragraph, if the Rent Commencement Date is not the first day of a month, then the first Lease Year shall include the additional period from the Rent Commencement Date to the end of the then current month. Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year. For example, if the Rent Commencement Date is January 1, 1996, the first Lease Year would begin on January 1, 1996 and end on December 31, 1996 and each succeeding Lease Year would end on December 31st. If, however, the Rent Commencement Date is January 2, 1996, the first Lease Year would end on January 31, 1997, the second Lease Year would commence on February 1, 1997, and each succeeding Lease Year would end on January 31st. Notwithstanding the foregoing, in the event Tenant shall be entitled to the Concession Period described above, the Rent Commencement Date for purposes of determining the beginning and end of the first Lease Year shall be deemed to be the date on which Tenant shall be required to pay the Rent reserved under Article 3 after postponement by reason of the Concession Period.

                                     RENT


     3.   The annual minimum rental ("Rent" or "rent") is as follows:

During the first Lease Year, the Rent shall be $499,907.10 payable $107,122.95 for the first month and $35,707.65 for each of the second through twelfth months.

During the second Lease Year, the Rent shall be $443,162.16, payable in monthly installments of $36,930.18.

During the third Lease Year, the Rent shall be $458,345.88, payable in monthly installments of $38,195.49.

During the fourth Lease Year, the Rent shall be $474,061.08, payable in monthly installments of $39,505.09.

During the fifth Lease Year, the Rent shall be $490,326.36, payable in monthly installments of $40,860.53.

During the sixth Lease Year, the Rent shall be $507,160.92, payable in monthly installments of $42,263.41.

During the seventh Lease Year, the Rent shall be $524,584.68, payable in monthly installments of $43,715.39.

During the eighth Lease Year, the Rent shall be $542,618.16, payable in monthly installments of $45,218.18.

During the last three months of the term of this lease, the rent shall be $68,905.44, payable $46,773.58 for the first month and $11,065.93 for each of the second and third months.

In the event this lease is terminated prior to the Expiration Date pursuant to
Article 24 or 26 herein provided Tenant is not in default under the terms of this Lease, Tenant shall receive a refund of $35,707.65 per month against the Rent paid by Tenant for the last two months of the term of this Lease. Tenant agrees to pay the Rent to Landlord, without notice or demand, in lawful money of the United States which shall be legal tender in payment of the debts and dues, public and private, at the time of payment in advance on the first day of each calendar month during the Demised Term at the office of the Landlord, or at such other place as Landlord shall designate at least five (5) days prior thereto by written notice given to Tenant in the manner hereinafter provided in this lease, except that Tenant shall pay the first monthly installment on the execution hereof. Tenant shall pay the Rent as above and as hereinafter provided, without any set off or deduction whatsoever. Should the Term Commencement Date be a date other than the first day of a calendar month, the Tenant shall pay a pro rata portion of the Rent on a per diem basis, based upon the fourth full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month. The Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above.


                                      USE


     4. (A) Tenant shall use and occupy the Demised Premises only for executive and administrative offices related to human resources consulting, and employment and related investigations and verifications and the sale of such services, and for no other purpose.

          (B) Tenant shall not use or occupy, suffer or permit the Premises, or any part thereof, to be used in any manner which would in any way, in the reasonable judgment of Landlord, (i) violate any laws or regulations of public authorities; (ii) make void or voidable any insurance policy then in force with respect to the Building; (iii) impair the appearance, character or reputation of the Building; (iv) discharge objectionable fumes, vapors or odors into the Building, air-conditioning systems or Building flues or vents in such a manner as to offend other occupants. The provisions of this Section shall not be deemed to be limited in any way to or by the provisions of any other Section or any Rule or Regulation.

          (C) Business machines and mechanical equipment in the Premises shall be placed and maintained by Tenant, at Tenant's expense, in such manner as shall be sufficient in Landlord's reasonable judgment to absorb vibration and noise and prevent annoyance or inconvenience to Landlord or any other tenants or occupants of the Building.

          (D) Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy (temporary or permanent) issued for the Building or portion thereof of which the Demised Premises form a part. Landlord represents that, to the best of its knowledge, the Building is zoned for office use.

                              LANDLORD ALTERATION


     5. Landlord, at its sole cost and expense, will perform or cause to be performed the work and the installations, as set forth in Schedule A and Exhibit 1 annexed hereto, by licensed contractors and in accordance with applicable laws, codes and regulations, which is sometimes hereinafter referred to as the "Landlord's Initial Construction". Landlord represents that the heating, ventilating and air conditioning ("HVAC") units to be installed by Landlord pursuant to Schedule A and Exhibit 1 shall be new HVAC units and Landlord shall provide Tenant with the make and model number of such HVAC units when such information is obtained by Landlord. Landlord, at its sole cost and expense, shall prepare all construction plans and drawings and secure all necessary permits to complete Landlord's Initial Construction as set forth in Schedule A and Exhibit 1 annexed hereto. In the event that Tenant requires additional generators, Landlord, at Tenant's expense, shall secure the necessary permits and install such generators.


                                   SERVICES


     6. Landlord shall provide, at Landlord's expense, an electric meter which shall measure Tenant's consumption of electricity in the Demised Premises for all purposes except heating, including, without limitation, lighting, office equipment, ventilation and air conditioning. Tenant shall make arrangements to secure electricity for such purposes directly from the utility servicing the Building and Tenant shall pay the charges for such electricity directly to such utility in a timely manner. Landlord shall install, at Landlord's expense, a separate gas meter to measure Tenant's consumption of gas for heating purposes and shall make arrangements to secure gas directly from the utility servicing the Building and Tenant shall pay the charges for such gas directly to such utility in a timely manner.


                        LANDLORD'S REPAIRS AND SERVICES


     7. Landlord, at its expense, will make all the repairs to and provide the maintenance for the Demised Premises (excluding painting and decorating) and for all public areas and facilities as set forth in Schedule B, except such repairs and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Landlord at Tenant's expense. Landlord shall make all repairs at reasonable times on reasonable notice to Tenant, except in the case of emergency repairs, which may be made by Landlord without notice to Tenant and at any time.


                                 WATER SUPPLY

     8. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory purposes only.

                                 PARKING FIELD


     9. Tenant shall have the right to use one hundred eight (108) parking spaces, forty (40) of which shall be reserved and designated with lettering "ASI" for the parking of automobiles of the Tenant, its employees and invitees, in the parking area designated for tenants of the building (hereinafter sometimes referred to as "Building Parking Area"), subject to the Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein.


                                   DIRECTORY


     10. In the event that Landlord erects a building directory, Landlord will furnish listings requested by Tenant, not to exceed four (4) listings. The initial listings will be made at Landlord's expense and any subsequent changes by Tenant shall be made at Tenant's expense. Landlord's acceptance of any name for listing on the directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this lease, to any sublease, assignment or other occupancy of the Premises. At Tenant's sole cost and expense, Landlord shall install a sign on the left wall of the interior of the Building in accordance with Exhibit "2" annexed hereto similar in size and style to the existing tenant's interior sign.


                            TAXES AND OTHER CHARGES

     11. (A) As used in and for the purposes of this Article 11, the following definitions shall apply:

          (i) "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (a) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (c) a license fee measured by the rent payable by Tenant to Landlord, or (d) any other tax, levy, imposition, charge or license fee however described or imposed, then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes.

          (ii) "Base Year Taxes" shall be the greater of: (a) taxes actually due and payable in the 1997/98 tax year; or (b) $125,094.00.

          (iii) "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

          (iv) "Real Property" shall be the land upon which the Building stands and any part or parts thereof utilized for parking, landscaped areas or otherwise used in connection with the Building, and the Building and other improvements appurtenant thereto.

     (B) The Tenant shall pay the Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually due and payable with respect to the Real Property in any Escalation Year shall be increased above the Base Year Taxes, then the Tenant shall pay to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Proportionate Share of said increase ("Tenant's Tax Payment" or "Tax Payment").

     (C) Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement"). Within twenty (20) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax

Payment. On the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of Tenant's next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Tax Payment due hereunder, which sum shall be subject to adjustment for subsequent increases or decreases in Taxes.

     (D) Upon Tenant's written request, Landlord shall provide Tenant with a copy of the tax bill for the Building. Every Landlord's Statement given pursuant to this Article shall be presumptively true and binding upon Tenant unless Tenant provides notice, within thirty (30) days after the rendition of Landlord's Statement, that Tenant disputes the correctness of Landlord's Statement specifying the particular aspects in which Landlord's Statement is claimed to be incorrect. Pending the determination of such dispute by agreement or otherwise, Tenant shall pay Tenant's Tax Payment in accordance with Landlord's Statement and such payment or acceptance shall be without prejudice to Tenant's position.

     (E) Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or body or with any governmental authority for the purpose of changing the Taxes. However, if Landlord fails to commence such a proceeding thirty (30) days prior to the final date to file challenges for the tax year in question and Landlord has not provided to Tenant in writing upon Tenant's written request a reasonable justification for not doing so prior to such thirtieth (30th) day, and KIII and KG Corp. - New York I, Inc. ("KG"), a tenant of the Building, has not commenced such a proceeding pursuant to the provisions of the lease between Landlord and KG, then Tenant shall be permitted to commence such a proceeding for the tax year in question at Tenant's sole cost and expense and upon prior notice to Landlord. In the event Tenant commences such a proceeding as permitted by this Article, Tenant shall furnish Landlord with copies of all documents delivered and received by or on behalf of Tenant in connection with said proceeding. In the event any such action initiated by Landlord, KG or Tenant is successful, then Tenant shall receive, or have credited against its Rent thereafter due (at Landlord's option), Tenant's Proportionate Share of any tax refund or credit obtained thereby to the extent said Taxes were actually paid by Tenant (after reimbursement to the appropriate party for reasonable legal fees and other customary out of pocket expenses).


     (F) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Escalation Year. The obligation of Landlord and Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term.

     (G) Notwithstanding anything to the contrary contained in this Article 11, Tenant shall not be required to make, and shall not be liable for, a Tax Payment for a period of twelve (12) months from the date of this lease.


                               TENANT'S REPAIRS


     12. Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof, Landlord at the expense of Tenant, shall make as and when needed as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents or licensees, all repairs in and about the Demised Premises necessary to preserve them in good order and condition. Except as provided in Article 24 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or of Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof. Notwithstanding the foregoing, Landlord shall use reasonable efforts not to unreasonably interfere with the conduct of Tenant's business, provided such reasonable efforts shall not be deemed to include the use of overtime services.


                           FIXTURES & INSTALLATIONS


     13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the Demised Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord (except for purposes of sales tax which shall remain Tenant's obligation). All trade fixtures, office equipment, furniture, furnishings and other articles of movable personal property owned by Tenant and located within the Premises (collectively, "Tenant's Property") may be removed from the Premises by Tenant at any time during the Term. Tenant, before so removing Tenant's Property, shall establish to Landlord's satisfaction that no structural damage or change will result from such removal and that Tenant can and promptly will repair and restore any damage caused by such removal without cost or charge to Landlord. Any such repair and removal shall itself be deemed an Alteration (as defined in Article 14 below) within the purview of this lease. Any Tenant's Property for which Landlord shall have granted any allowance, contribution or credit to Tenant shall, at Landlord's option, not be so removed. All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.

                                  ALTERATIONS


     14. (A) After completion of the Demised Premises as set forth in Schedule A and Exhibit 1, Tenant shall make no alterations, decorations, installations, additions or improvements (hereinafter collectively referred to as "Alterations") in or to the Demised Premises without Landlord's consent, which consent shall not be unreasonably withheld or delayed provided Tenant otherwise complies with the provisions of this Article 14, and then only by contractors or mechanics reasonably approved by Landlord and at such times and in such manner as Landlord may from time to time designate. Notwithstanding the foregoing:
(i) Tenant shall be permitted to paint and install wall coverings and floor coverings and make other similar decorative alterations in the Premises ("Decorative Alterations") without Landlord's prior consent; and (ii) Tenant shall be permitted to make nonstructural alterations the cost of which do not exceed $25,000 in the aggregate during the term of this lease without Landlord's prior consent provided said alterations do not affect the Building service systems including, without limitation, heating, ventilating, air conditioning, electrical, plumbing and other mechanical systems, health safety and life safety systems and partitioning ("Minor Alterations") However, Tenant shall notify Landlord prior to performing such Decorative Alterations or Minor Alterations.

          (B) All Alterations done by Tenant shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Schedule D.

          (C) With respect to all Alterations, plans and specifications prepared by and at the expense of Tenant shall be submitted to Landlord for its prior written approval in accordance with the following requirements:

                  (i) With respect to any Alterations to be performed by Tenant pursuant to this lease, Tenant shall, at its expense, furnish Landlord with all drawings, plans, layouts and specifications for work to be performed by Tenant, including, without limitation, architectural, plumbing, electrical, mechanical and heating, ventilating and air conditioning plans (the "Tenant's Plans"). All of the Tenant's Plans shall: (a) be compatible with the Landlord's building plans, (b) comply with all applicable laws and the rules, regulations, requirements and orders of any and all governmental agencies, departments or bureaus having jurisdiction, and (c) be fully detailed, including locations and complete dimensions;

          (ii) Tenant's Plans shall be subject to reasonable approval by Landlord;

          (iii) Tenant shall, at Tenant's expense, (a) cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereover if applicable laws, rules and regulations require such filing, (b) obtain when necessary all governmental permits, licenses and authorizations required for the work to be done in connection therewith, and (c) obtain all necessary certificates of occupancy, both temporary and permanent. Landlord shall execute such documents as may be reasonably required in connection with the foregoing and Landlord shall otherwise cooperate with Tenant in connection with obtaining the foregoing, but without any expense to Landlord. Tenant shall make no amendments or additions to Tenant's Plans without the prior written consent of Landlord in each instance;

          (iv) No work shall commence in the Premises until (a) Tenant has procured all necessary permits therefor and has delivered copies of same to Landlord, (b) Tenant has procured a paid builder's risk insurance policy naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy, and (c) Tenant or its contractor has procured a workmen's compensation insurance policy covering the activities of all persons working at the Premises naming Landlord as an additional insured and has delivered to Landlord a certificate of insurance evidencing such policy;

          (v) Tenant may use any licensed architect or engineer to prepare its plans and to file for permits. However, all such plans and permit applications shall be subject to review, revision and reasonable approval by Landlord or its architect;

          (vi) Tenant, at its expense, shall perform all work, in accordance with Tenant's Plans and all Alterations, unless Landlord performs same at Tenant's request, shall be subject to Landlord's supervisory fee charge of 10% of the cost thereof. In receiving such fee, Landlord assumes no responsibility for the quality or manner in which such work has been performed; and

          (vii) Provided Tenant has notified Landlord of the identity of its contractors, laborers and materialmen, Tenant agrees that it will not knowingly or intentionally, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof.

          (D) Tenant's right to make Alterations shall be subject to the following additional conditions: (i) the Alterations will not result in a violation of, or require a change in, any Certificate of Occupancy applicable to the Premises or the Building; (ii) the outside appearance, character or use of the Building shall not be affected; (iii) no part of the Building outside of the Premises shall be physically affected; (iv) the proper functioning of any air-conditioning, elevator, plumbing, electrical, sanitary, mechanical and other service or utility system of the Building shall not be affected.

          (E) Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with its Alterations, repairs or installations, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Premises and against any loss, cost, liability, claim, damage and expense, including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. As a condition precedent to Landlord's consent to the making by Tenant of Alterations, Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanics' liens for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work.

          (F) Tenant, at its expense, shall procure the satisfaction, bond or discharge of all such liens within thirty (30) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the maximum rate permitted by law from the respective dates of Landlord's making of the payments or incurring of the cost and expense, shall constitute additional rent and shall be paid on demand.

          (G) Nothing in this lease contained shall be construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any material for any improvement, alteration or repair of the Premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' liens against the Premises.


                              REQUIREMENTS OF LAW


     15. (A) Tenant, at Tenant's sole cost and expense, shall comply with all statutes, laws, ordinances, orders, regulations and notices of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Tenant arising from or relating to Tenant's use or occupancy or manner of use or occupancy of the Demised Premises,except that Tenant shall not be required to make any structural alterations in order so to comply unless such alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or manner of occupancy of the Demised Premises by Tenant, or any such person, in which case Landlord shall make such alterations at Tenant's expense.

          (B) The parties acknowledge that there are certain Federal, State and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Premises, the Building, and the land of which the Premises and the Building may be a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures and the conduct of business. Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations, or guidelines. Any violation of this covenant shall be an event of default under this lease.

          (C) Tenant shall keep or cause the Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, State and Local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Premises or onto any other property. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations affecting the Premises, the Building and the land on which the Building is situated to the extent same apply to Tenant's use or manner of use of the Premises, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. With respect to Hazardous Substances for which Tenant is responsible hereunder, Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Premises (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the satisfaction of Landlord, and
(ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord in the same condition with respect to

Hazardous Materials as on the date of Tenant's occupancy of the Premises including the date of Tenant's early occupancy as provided in Article 2 herein. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation. Landlord represents that, to the best of Landlord's knowledge, the Premises are not in violation of any applicable environmental law, ordinance, rule or regulation. Notwithstanding anything to the contrary in
Article 15(B) and 15(C), Tenant shall not be responsible for Hazardous Materials existing at the Premises prior to the date of Tenant's occupancy of the Premises (including Tenant's early occupancy as provided in Article 2 herein) or during the term of this lease if the presence of such Hazardous Materials on the Premises is the result of any act or omission of Landlord, its agents or employees.


                                  END OF TERM


     16. (A) Upon the expiration or other termination of the Term of this lease, Tenant shall, at its own expense, quit and surrender to Landlord the Demised Premises, broom clean, in the same condition as the Demised Premises were in on the Rent Commencement Date ordinary wear, tear and damage by fire or other insured casualty excepted, and Tenant shall remove all of its property and shall pay the cost to repair all damage to the Demised Premises or the Building occasioned by such removal. Any property not removed from the Premises shall be deemed abandoned by Tenant and may be retained by Landlord, as its property, or disposed of in any manner deemed appropriate by the Landlord. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand. Notwithstanding anything to the contrary contained herein, upon the expiration or other termination of this lease, Tenant may, at Tenant's sole cost and expense, remove the uninterrupted power supply and backup generators installed by Tenant pursuant to Article 2 herein, provided Tenant shall pay the cost to repair all damage to the Demised Premises or the Building occasioned by such removal. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceeding which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this lease. If the last day of the Term of this lease or any renewal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding. Tenant's obligations under this Article 16 shall survive the Expiration Date or sooner termination of this lease.

          (B) In the event of any holding over by Tenant after the expiration or termination of this Lease without the consent of Landlord, Tenant shall:

          (i) pay as holdover rental for each month of the holdover tenancy an amount equal to the greater of (a) the fair market rental value of the Premises for such month (as reasonably determined by Landlord) or (b) one hundred and fifty (150%) percent during the first thirty (30) days of such holdover and two hundred (200%) percent during any holdover period thereafter of the Rent payable by Tenant for the third month prior to the Expiration Date of the term of this lease, and otherwise observe, fulfill and perform all of its obligations under this lease, including but not limited to, those pertaining to additional rent, in accordance with its terms;

          (ii) be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Premises by reason of the holdover over by Tenant; and

          (iii) be liable to Landlord for any damages suffered by Landlord as the result of Tenant's failure to surrender the Premises.

          No holding over by Tenant after the Term shall operate to extend the Term.

          The holdover, with respect to all or any part of the Premises, of a person deriving an interest in the Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

          Notwithstanding anything in this Article contained to the contrary, the acceptance of any Rent paid by Tenant pursuant to this Paragraph 16(B), shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import.

          (C) If at any time during the last month of the Term Tenant shall have removed all of Tenant's property from the Premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the Premises, without elimination, diminution or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this lease.


                                QUIET ENJOYMENT


     17. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to, Article 22.

                                     SIGNS


     18. No signs or lettering of any nature may be put on or in any window or on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street. No sign or lettering in the public corridors or on the doors is permitted except Landlord's standard name plaque. Notwithstanding the foregoing, to the extent permitted by applicable laws and regulations, Landlord, at Tenant's sole cost and expense, shall secure all necessary permits and install a sign on the Building in the form annexed as Exhibit "2", which sign shall be no larger than the existing tenant's sign, and which shall be similar in style to such tenant's existing sign. Tenant's sign shall be located on the east facade of the Building. Landlord hereby approves the style and location of such sign Landlord's approval herein shall not, however, relieve Tenant of Tenant's obligation to comply with all laws, rules and regulations. Landlord, at Landlord's sole expense, shall list Tenant's name on the monument sign outside the Building.


                             RULES AND REGULATIONS


     19. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully observe and comply with, and shall not permit violation of, the Rules and Regulations set forth on Schedule D annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in Landlord's reasonable judgment, shall be necessary for the reputation, safety, care and appearance of the Building and the land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, and such land, its equipment, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition, in any lease by any other tenant in the Building. Landlord will not amend the rules and regulations in a manner which would increase Tenant's monetary obligations under this lease.


                           RIGHT TO SUBLET OR ASSIGN


     20. (A) Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof by operation of law or otherwise, including, without limitation, an assignment or subletting as defined in (D) below, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed by more than twenty (20) business days provided Tenant timely complies with the provisions of this Article 20, except on the conditions hereinafter stated. Tenant may assign this lease or sublet all or a portion of the Demised Premises with Landlord's written consent, provided:

          (i) That such assignment or sublease is for a use which is in compliance with this lease and the then existing zoning regulations and the Certificate of Occupancy;

         (ii) That, at the time of such assignment or subletting, there is no material default under the terms of this lease on the Tenant's part;

        (iii) That, in the event of an assignment, the assignee shall assume in writing the performance of all of the terms and obligations of the within lease;

         (iv) That a duplicate original of said assignment or sublease shall be delivered by certified mail to the Landlord at the address herein set forth within twenty (20) days from the said assignment or sublease and within ninety
(90) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee, as required pursuant to subparagraph (B) hereof;

          (v) Such assignment or subletting shall not, however, release the within Tenant or any successor tenant or any guarantor from their liability for the full and faithful performance of all of the terms and conditions of this lease;

         (vi) If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved.

          (B) Notwithstanding anything contained in this Article 20 to the contrary, no assignment or underletting shall be made by Tenant in any event, except with respect to any permitted assignment or subletting under Paragraph 20(C) herein, until Tenant has offered to terminate this lease as of the last day of any calendar month during the Term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business, reasonably detailed financial references, and all the terms, covenants, and conditions of the proposed sublease or assignment.

          (C) Tenant may, without the consent of Landlord, assign this lease or sublet all or any part of the Demised Premises to an affiliated (i.e., a corporation 20% or more of whose capital stock is owned by the same stockholders owning 20% or more of Tenant's capital stock), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all or substantially all of its assets or stock or with which it may be consolidated or merged, provided such purchasing, consolidated, merged, affiliated or subsidiary corporation shall, in writing, assume and agree to perform all of the obligations of Tenant under this lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further than Tenant shall not be released or discharged from any liability under this lease by reason of such assignment or sublet.

          (D) For purposes of this Article 20, (i) the transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease, or of such sublease, as the case may be; (ii) any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise, shall be bound by the provisions of this Article 20; and (iii) a modification or amendment of a sublease shall be deemed a sublease. Notwithstanding the foregoing, for purposes of this Article 20, the transfer of the stock of Tenant, its affiliates or subsidiaries through the over-the-counter market or any recognized national securities exchange shall not be deemed an assignment or sublease under this Article 20.

          (E) Whenever Tenant shall claim under this Article or any other part of this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

          (F) Without affecting any of its other obligations under this lease, except with respect to any permitted assignment or subletting under Paragraph 20(C), Tenant will pay Landlord as additional rent fifty (50%) percent of any sums or other economic consideration, which (i) are actually received by Tenant as a result of an assignment or subletting whether or not referred to as rentals under the assignment or sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection with the assignment or subletting in question provided such costs were approved by Landlord when it approved the assignment or sublease); and (ii) exceed in total the sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such assignment or sublease), it being the express intention of the parties that Tenant shall not in any manner whatsoever be entitled to any profit by reason of such sublease or assignment. The failure or inability of the assignee or subtenant to pay rent pursuant to the assignment or sublease will not relieve Tenant from its obligations to Landlord under this Paragraph 20(F). Tenant will not amend the assignment or sublease in such a way as to reduce or delay payment of amounts which are provided in the assignment or sublease approved by Landlord.


          (G) Landlord agrees that it shall not unreasonably withhold or delay by more than twenty (20) business days (provided Tenant timely complies with the provision of this Article 20), its consent to a subletting or assignment in accordance with the terms of this Article 20. In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the Building and the other tenants of Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building in Melville, New York owned by Reckson Operating Partnership or its affiliates or to a proposed subtenant or assignee with whom Landlord is negotiating a lease for space in a building owned by Reckson Operating Partnership or its affiliates in Melville, New York or if at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods provided herein for the cure thereof, of any of the material terms, covenants and conditions of this lease to be performed by Tenant. At least twenty (20) days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information:

          (i) the name and address of the proposed subtenant or assignee;

          (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised;

          (iii) the most recent three (3) years of balance sheets and profit and loss statements of the proposed subtenant or assignee or other financial information satisfactory to Landlord; and

          (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

Notwithstanding the foregoing, Tenant agrees that it and anyone holding through Tenant shall not sublet or assign all or any portion of the Demised Premises to any subtenant or assignee who will use the Demised Premises or a portion thereof for any of the following designated uses nor for any other use which is substantially similar to any one of the following designated uses:

          (i) federal, state or local governmental division, department or agency which generates heavy public traffic, including, without limitation, court, social security offices, labor department office, drug enforcement agency, motor vehicle agency, postal service, military recruitment office;

          (ii)     union or labor organization;

          (iii) office for the practice of medicine, dentistry or the rendering of other health related services;

          (iv) chemical or pharmaceutical company provided however, that the subletting or assignment to such a company which will use the premises only for executive, general and sales offices and waive the right to conduct any research and development shall not be prohibited;

          (v) insurance claims office, including, but not limited to, unemployment insurance or worker's compensation insurance, provided however, that the subletting or assignment to such a company which will use the Premises only for executive, general and sales offices and waive the right to process claims shall not be prohibitive; or securities brokerage company.

          (H) Notwithstanding anything to the contrary contained in this Article 20, in no event shall any assignment or subletting be permitted where the total sums and other economic consideration required to be paid or given by the assignee or sublessee, as the case may be, for such assignment or sublease is less than five (5%) percent below the then current rent, on a per square foot basis, which Landlord is currently receiving for comparable space in the Building.


                         LANDLORD'S ACCESS TO PREMISES


     21. (A) Landlord or Landlord's agents shall have the right to enter and/or pass through the Demised Premises at all reasonable times on reasonable notice, except in an emergency, to examine the same, and to show them to ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon and/or through said Demised Premises that may be required therefor. In exercising the foregoing rights,Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business, provided such reasonable efforts shall not be deemed to include the use of overtime services. During the six (6) months prior to the expiration of the Term of this lease, or any renewal term, Landlord may , upon reasonable notice, exhibit the Demised Premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or forcibly in the case of an emergency, without rendering Landlord or such agent liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property).

          (B) Landlord shall also have the right, at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, stairs, toilets, or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will reduce the size of the Demised Premises or adversely affect in any material manner Tenant's use and enjoyment of the Demised Premises. Landlord shall also have the right, at any time, to name the Building, including, but not limited to, the use of appropriate signs and/or lettering on any or all entrances to the Building, and to change the name, number or designation by which the Building is commonly known.

          (C) Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant. Notwithstanding the foregoing, Tenant shall have full and complete access to the Demised Premises.

          (D) The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                                 SUBORDINATION


     22. (A) This lease and all rights of Tenant hereunder are, and shall be, subject and subordinate in all respects to all ground leases and/or underlying leases and to all first mortgages and building loan agreements which may now or hereafter be placed on or affect such leases and/or the Real Property of which the Demised Premises form a part, or any part or parts of such Real Property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Section A shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request. Landlord shall obtain a non-disturbance agreement from its mortgagee on such mortgagee's standard form, and shall use reasonable efforts to obtain a non-disturbance agreement from any future mortgagees.

          (B) Without limitation of any of the provisions of this lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor-Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

          (C) Tenant shall, at any time and from time to time, upon not less than ten (10) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification) and the dates to which the Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this lease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said real property or any interest or estate therein, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created. If, in connection with such financing, such institutional lender shall require financial audited information on the Tenant, Tenant shall promptly comply with such request.


                      PROPERTY LOSS, DAMAGE REIMBURSEMENT


     23. (A) Landlord or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence or misconduct of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work. If at any time any windows of the Demised Premises are temporarily closed or darkened for a reasonable period of time incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures (including, without limitation, reasonable attorneys' fees) made by, or damages or fines sustained or incurred by, Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.

                       TENANT'S AND LANDLORD'S INDEMNITY


          (B) Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or other thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in and on the Demised Premises during any other period of occupancy by Tenant including the Term of this lease and during the period of time, if any, prior to the specified commencement date that Tenant may have been given access to the Demised Premises for the purpose of making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the Demised Premises or Tenant's occupancy thereof due to or arising from any act or omissions or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees and against and from all costs, expenses, and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord. Landlord agrees to indemnify and save harmless Tenant against and from any and all claims, by or on behalf of any person or persons, firm or firms, corporation or corporations arising from : (i)the conduct or management of or from any work or other thing whatsoever done (other than by Tenant or its contractors or the agents or employees of either), in or about the common area of the Building during the Term (unless such injury, loss, claim or damages is attributable to the negligence of Tenant or its agents, servants or employees); and (ii) work performed by Landlord, its agents or employees in or on the Demised Premises (unless such injury, loss, claim or damage is attributable to the negligence of Tenant or its agents, servants or employees); and in the event any action or proceeding is brought against Tenant by reason of such claim, Landlord, upon notice from Tenant, shall, at Landlord's expense, resist and defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Tenant.


                     DESTRUCTION - FIRE OR OTHER CASUALTY


     24. (A) If the Premises or any part thereof shall be damaged by fire or other casualty and Tenant gives prompt notice thereof to

Landlord, Landlord shall proceed with reasonable diligence to repair or cause to be repaired such damage. The Rent and additional rent shall be abated to the extent that the Premises shall have been rendered untenantable, such abatement to be from the date of such damage or destruction to the date the Premises shall be substantially repaired or rebuilt, in proportion which the area of the part of the Premises so rendered untenantable bears to the total area of the Premises.

          (B) If the Premises shall be substantially damaged or rendered substantially untenantable by fire or other casualty, and Landlord has not terminated this lease pursuant to Subsection (C) and Landlord has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within nine (9) months from the date of such damage or destruction, and such additional time after such date (but in no event to exceed four (4)as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance, Tenant may serve notice on Landlord of its intention to terminate this lease, and, if within thirty (30) days thereafter Landlord shall not have completed the making of the required repairs and restored and rebuilt the Premises, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of the date of damage and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

          (C) If the Premises shall be substantially damaged or rendered substantially untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), then in any of such events Landlord may, at its option, terminate this lease and the Term and estate hereby granted, by giving Tenant thirty (30) days notice of such termination within sixty (60) days after the date of such damage. In the event that such notice of termination shall be given, this lease and the Term and estate hereby granted, shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that were the Expiration Date, and the Rent and additional rent shall be apportioned as of the date of damage or sooner termination and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

     (D) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof, except for such damage or casualty caused by the negligence or misconduct of Landlord or its agents. Landlord will not carry insurance of any kind on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

     (E) This lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of such express agreement, and any other law of like import now or hereafter enacted, shall have no application in such case.


                                   INSURANCE


     25. (A) Tenant shall not do anything, or suffer or permit anything to be done, in or about the Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any activity being conducted in the Premises or (iv) cause, by its conduct or omission or as proscribed by the terms of this lease, any increase in the fire insurance rates applicable to the Building or equipment or other property located therein at the beginning of the Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body excluding those rules, orders, regulations or requirements which would require structural changes to the Building or the Premises.


          (B) If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord or any other tenant or occupant of the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord and all such other tenants or occupants, on demand, for the part of the increase in premiums for fire insurance and extended coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of Tenant.

          (C) In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or make up of insurance rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the Premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such Premises.

          (D) Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (i) Public Liability Insurance, such insurance to afford protection in an amount of not less than Three Million ($3,000,000) Dollars for injury or death arising out of any one occurrence, and Five Hundred Thousand ($500,000) Dollars for damage to property, protecting Landlord and Tenant as insureds against any and all claims for bodily injury, death or property damage and (ii) Fire and Extended Coverage Insurance on Tenant's property, insuring against damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof, protecting Tenant as insured.

          (E) Said insurance is to be written in form and substance reasonably satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the maximum rate permitted by law, to Landlord on demand and said sum shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable except upon twenty (20) days written notice to Landlord. On the Term Commencement Date the original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

          (F) Each party agrees to use its best efforts to include in each of its insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's property, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty, the right of recovery against any party responsible for a casualty covered by the policy, or (ii) any other form of permission for the release of the other party, or (iii) the inclusion of the other party as an additional insured, but not a party to whom any loss shall be payable. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy, but not a party to whom any loss shall be payable. Each such policy which shall so name a party hereto as an additional insured shall contain, if obtainable, agreements by the insurer that the policy will not be cancelled without at least thirty (30) days prior notice to both insureds and that the act or omission of one insured will not invalidate the policy as to the other insured. During any period while the foregoing waiver of right of recovery is in effect, Landlord shall look solely to the proceeds of such policies to compensate Landlord for any loss occasioned by fire or other casualty which is an insured risk under such policies.

          (G) Landlord shall keep the Building (including Landlord's Initial Construction) insured against fire and other casualties for its full replacement value with a reputable insurance company licensed to do business in the state of New York. Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies.

          (H) Tenant hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies required to be maintained by Tenant hereunder. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.


                                EMINENT DOMAIN


     26. (A) In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the Rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (i) Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the Term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and (ii) if such condemnation or taking shall be of a substantial part of the Demised Premises or a substantial part of the means of access thereto, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the Term and estate hereby granted as of the date of vesting of title, or
(iii) if neither Landlord nor Tenant elects to terminate this lease, as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, hereinabove provided in this Article 26. In the event that only a part of the Demised Premises shall be so condemned or taken and this lease and the Term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

          (B) In the event of a termination in any of the cases hereinabove provided, this lease and the Term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the Term of this lease, and the Rent hereunder shall be apportioned as of such date.

          (C) In the event of any condemnation or taking hereinabove mentioned of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a claim for any taking of nonmovable fixtures owned by Tenant and for moving expenses incurred by Tenant. It is expressly understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.


                           NONLIABILITY OF LANDLORD


     27. (A) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this lease, and if such individual hereto is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the land and Building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any such individual or any partner, employee or agent of Landlord by reason of such default by Landlord.

          (B) The word "Landlord" as used herein means only the owner of the landlord's interest for the time being in the land and Building (or the owners of a lease of the Building or of the land and Building) of which the Premises form a part, and in the event of any sale of the Building and land of which the Demised Premises form a part, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and, it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                                    DEFAULT


     28. (A) Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

          (i) If Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

          (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within fifteen (15) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of fifteen (15) days and Tenant shall not commence within said period of fifteen (15) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

          (iii) If Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

          (iv) If, within ninety (90) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, such proceedings shall not have been dismissed, or if, within sixty (60) days after the appointment or any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

          (v) If Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or


          (vi) If Tenant's interest in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20;

          then, upon the occurrence, at anytime prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this lease and, in the event such notice is given, this lease and the Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 30.

          (B) If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28(A), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Section 28(A).


                            TERMINATION ON DEFAULT


     29. (A) If Tenant shall default in the payment when due of any installment of rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

          (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or other means provided such force or other means are lawful (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

          (ii) Landlord shall use reasonable efforts to relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

          (B) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenant or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceeding and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.


                                    DAMAGES


     30. (A) If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Demised Premises as provided in Article 29 or by or under any summary proceedings or any other action or proceeding, then, in any of said events:

          (i) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be; and

          (ii) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's reasonable expenses in connection with the termination of this lease or Landlord's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights to collect the Deficiency for any subsequent month by a similar proceeding; and

          (iii) At any time after the Demised Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of four (4%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of Rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. In no event shall Tenant be required to pay duplicate damages under the provisions of Sections 30(A)(ii) and 30(A)(iii).

          (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 30. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term "Rent" as used in Section 30(A) shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 11 for the Escalation Year (as defined in Article 11) immediately preceding such event. Nothing contained in Articles 28 and 29 of this lease shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30(A).


                               SUMS DUE LANDLORD

     31. If Tenant shall default in the performance of any covenants on Tenant's part to be performed under this lease, Landlord may immediately, or at anytime thereafter, without notice, and without thereby waiving such default, perform the same for the account of Tenant and at the expense of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or elects to incur any expense, including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses or, at Landlord's option, on the first day of any subsequent month. Any sum of money (other than rent) accruing from Tenant to Landlord pursuant to any provisions of this lease, including, but not limited to, the provisions of Schedule C, whether prior to or after the Term Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term. In any case in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to 8-1/2 cents for each dollar so due. This late payment charge is intended to compensate Landlord for its additional administrative costs resulting from Tenant's failure to pay in a timely manner and has been agreed upon by Landlord and Tenant as a reasonable estimate of the additional administrative costs that will be incurred by Landlord as a result of Tenant's failure as the actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge will constitute liquidated damages and will be paid to Landlord together with such unpaid amounts. The payment of this late payment charge will not constitute a waiver by Landlord of any default by Tenant under this lease.


                                   NO WAIVER

     32. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event Tenant shall at any time desire to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting, except where such loss or damage is caused by the negligence of Landlord or its agents . The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a wavier of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount then the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this lease provided.


                            WAIVER OF TRIAL BY JURY


     33. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding or to consolidate such proceeding with any other proceeding.

          Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.


                                    NOTICES


     34. Except as otherwise expressly provided in this lease, any bills, statements, notices, demands, requests or other communications (other than bills, statements or notices given in the regular course of business) given or required to be given under this lease shall be effective only if rendered or given in writing, sent by regular, registered or certified mail (return receipt requested), addressed (A) to Tenant (i) at Tenant's address set forth in this lease if mailed prior to Tenant's taking possession of the Demised Premises, or
(ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (B) to Landlord at Landlord's address set forth in this lease, Attention: Chief Financial Officer, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bills, statements, notices, demands, requests or other communications shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article. A copy of any bills, statements, notices, demands, requests or other communications sent to Tenant (other than bills, statements or notices given in the regular course of business) shall also be sent, as a courtesy only, to Frances R. Zujkowski, Esq., Koerner Silberberg & Weiner, LLP, 112 Madison Avenue, Third Floor, New York, New York 10016-7424.


                             INABILITY TO PERFORM

     35. (A) If, by reason of strikes or other labor disputes, fire or other casualty, accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this lease or any collateral instrument or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this lease, or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                            INTERRUPTION OF SERVICE


          (B) Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building for a reasonable period of time when necessary by reason of accident or emergency, or for repairs, alterations or replacements, which, in the judgment of Landlord are desirable or necessary, until such repairs, alterations or replacements shall have been completed. The exercise of such rights by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.


                      CONDITIONS OF LANDLORD'S LIABILITY


          (C) (i) In addition to the requirements for constructive eviction imposed by law, Tenant shall not be entitled to claim a constructive eviction from the Demised Premises unless

Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

          (ii) Subject to the provisions of Articles 2 and 5 of this lease, if Landlord shall be unable to give possession of the Demised Premises on any date specified for the commencement of the term by reason of the fact that the Premises have not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder.


                          TENANT'S TAKING POSSESSION


          (D) (i) Except for punchlist items as set forth in Article 2 hereof, Tenant, by entering into occupancy of the Premises, shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy has performed all of its obligations hereunder and that the Premises were in satisfactory condition as of the date of such occupancy, unless within ten (10) days after the such date Tenant shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

          (ii) If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Term Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, including the covenant to pay rent for the period from the commencement of said use or occupancy to the Term Commencement Date, subject to the three (3) month rent abatement as provided in Article 2 herein.


                             SUBSTITUTED PREMISES


     36.  [INTENTIONALLY OMITTED.]


                             ENTIREMENT AGREEMENT

     37. This lease (including the Schedules and Exhibits annexed hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Tenant hereby acknowledges that neither Landlord nor Landlord's agent or representative has made any representations or statements, or promises, upon which Tenant has relied, regarding any matter or thing relating to the Building, the land allocated to it (including the parking area) or the Demised Premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the Demised Premises for any particular use, the services to be rendered to the Demised Premises, or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise, shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.
All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.


                                  DEFINITIONS


     38. The words "re-enter", "re-entry", and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 6 hereof), Sundays and all days observed by the State or Federal Government as legal holidays. The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, partnerships, associations and any other private or public entities, whether any of the foregoing are acting on their behalf or in a representative capacity. The various terms which are defined in other Articles of this lease or are defined in Schedules or Exhibits annexed hereto, shall have the meanings specified in such other Articles, Exhibits and Schedules for all purposes of this lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.


                              PARTNERSHIP TENANT


     39. If Tenant is a partnership (or is comprised of two (2)or more persons, individually or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually or as co-partners of a partnership) pursuant to Article 20 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to
such Partnership Tenant:   (a)  the liability of each of the parties  comprising
Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests and other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).


                           SUCCESSORS, ASSIGNS, ETC.

     40. The terms, covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their respective assigns.


                                    BROKER


     41. Landlord and Tenant represent that this lease was brought about by Sutton & Edwards, Inc. as broker and all negotiations with respect to this lease were conducted exclusively with said broker. Landlord and Tenant agree that if any claim is made for commissions by any other broker through or on account of any acts of Landlord or Tenant, Landlord or Tenant will hold each other free and harmless from any and all liabilities and expenses in connection therewith, including the respective party's reasonable attorney's fees. Landlord agrees to pay Sutton & Edwards, Inc. a commission pursuant to separate agreement.

                                   CAPTIONS


     42. The captions in this lease are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.


                              NOTICE OF ACCIDENTS


     43. Landlord and Tenant shall give each other notice, promptly after such party learns thereof, of (i) any accident in or about the Premises, (ii) all fires and other casualties within the Premises, (iii) all damages to or defects in the Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning and other systems located in or passing through the Premises or any part thereof.


                       TENANT'S AUTHORITY TO ENTER LEASE


     44. In the event that the Tenant hereunder is a corporation, Tenant represents that the officer or officers executing this lease have the requisite authority to do so. Landlord represents that the officer or officers executing this lease have the requisite authority to do so.


                                RENEWAL OPTION


     45. The Tenant shall have the right to be exercised as hereinafter provided, to extend the term of this lease for one period of five (5) years (the "Renewal Term") upon the following terms and conditions:

     (A) That at the time of the exercise of such right and at the commencement of the Renewal Term, Tenant shall not be in default beyond applicable notice and cure periods provided herein for the cure thereof in the performance of any of the terms, covenants or conditions which Tenant is required to perform under this lease.

     (B) That Tenant shall notify Landlord in writing that Tenant intends to exercise this option at least twelve (12) months prior to the termination of the initial term set forth in Article 2 of this lease.

     (C) That the Renewal Term shall be upon the same terms, covenants and conditions as in this lease provided, except that (a) there shall be no further option to extend this lease beyond the one (1) Renewal Term referred to above;
(b) the Premises shall be delivered in its then "as is" condition; and (c) the Rent to be paid by Tenant during the Renewal Term shall be as follows:

     During the first year of the Renewal Term, the Rent shall be the then fair market annual minimum rent being received by Landlord for comparable space in the Building, but in no event less than the Rent required to be paid by Tenant during the first month of the last year of the Term of this lease annualized. Said sum shall be payable in equal monthly installments.

     During each of the second through fifth years of the Renewal Term, the Rent shall be increased by three and one-half (3 1/2%) percent per annum over the Rent payable for the prior year. Said sums shall be payable in equal monthly installments.

     "Fair market annual minimum rent" shall mean the rate Landlord generally receives or that is received for comparable space in the Building. Fair market annual minimum rent shall not mean "net effective rent to Landlord". In determining fair market annual minimum rent, no adjustment shall be made in consideration of and Tenant shall not be entitled to a credit for Tenant improvements, brokerage commissions, rent concessions and other concessions which Landlord may typically offer to other tenants.

This Renewal Option is personal to Assessment Solutions, Inc. and is non-transferable by operation of law or otherwise, except as permitted under Article 20(C) herein.


                            RIGHT OF FIRST REFUSAL


     46. Tenant shall have the right ("First Offer Right") to lease any space that becomes available for lease in the Building during the first twelve (12) months of the term of this Lease (each an "Additional Space"). In the event that Landlord proposes to lease any Additional Space, Landlord shall notify Tenant of the space to be offered (a "First Offer Notice"). Within five (5) business days after receipt of the First Offer Notice by Tenant,

Tenant may elect by notice to Landlord, to lease the Additional Space on the date that is ten (10) days after delivery of the Additional Space to Tenant in its "as is" condition. The Additional Space will be added to the Premises (collectively, "Combined Premises") under this lease on the same terms and conditions as the Premises pursuant to a lease modification agreement, except that Tenant's "Proportionate Share" shall be equal to a fraction, the numerator of which shall be the total number of rentable square feet contained in the Combined Premises, as then constituted, and the denominator of which shall be the total rentable square footage in the Building. Should Tenant fail to exercise this right within the time and in the manner required above, or waive such right in writing, Landlord may lease the Additional Space to a third party without further obligations to Tenant including the obligation to notify Tenant of additional space that may become available during such initial twelve (12) month period.


     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Landlord:               320 EXPRESSWAY ASSOCIATES



__________________________          By:_______________________



Witness for Tenant:                 ASSESSMENT SOLUTIONS
                                    INCORPORATED


__________________________          By:_______________________

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

     On this       day of             , 1995, before me personally came
to me known, who being by me duly sworn, did depose and say that he resides at
         , that he is the              of Assessment Solutions Incorporated, the
corporation described in and which executed the foregoing instrument as "Tenant"; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                    _______________________________
                                    Notary Public

                                 SCHEDULE "A"


                                (See Attached)

                                  SCHEDULE "B"


            LANDLORD'S CLEANING SERVICES AND MAINTENANCE OF PREMISES


(to be performed on all business days except those which are union holidays for the employees performing cleaning services and maintenance in the Building and grounds or those days in which the Building is closed)

I.   CLEANING SERVICES - PUBLIC SPACES:

A. Floor of entrance lobby and public corridors will be vacuumed or swept and washed nightly and waxed as necessary.

B.   Entranceway glass and metal work will be washed and rubbed down daily.

C.   Wall surfaces will be kept in polished condition.

D. Lighting fixtures will be cleaned and polished annually. Bulbs will be replaced as needed.

E. Exterior surfaces and all windows of the building will be cleaned quarterly.


II.  CLEANING SERVICES - TENANT SPACES:

A. Floors will be swept and spot cleaned nightly. Carpets will be swept daily with carpet sweeper and vacuumed weekly.

B.   Office equipment, telephones, etc. will be dusted nightly.

C.   Normal office waste in receptacles and ashtrays will be emptied nightly.

D. Interior surface of windows and sills will be washed and blinds dusted quarterly.

E.   There shall be regularly scheduled visits by a qualified exterminator.

F. Restrooms, the locker room, shower and kitchen will be washed and disinfected once a day. The floors will be mopped as many times as required. All brightwork and mirrors will be kept in polished condition. Dispensers will be continuously checked and receptacles continuously emptied.

III. EXTERIOR SERVICES:

A. Parking fields will be regularly swept, cleared of snow in excess of two inches, and generally maintained so as to be well drained, properly surfaced and striped.

B. All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

IV.  EQUIPMENT SERVICE:

A. All air-conditioning and heating equipment will be regularly serviced and maintained.

B. Plumbing and electrical facilities, doors, hinges and locks will be repaired as necessary.

V.   EXTRA CLEANING SERVICES

Tenant shall pay to Landlord, on demand, Landlord's charges for (a) cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Premises for preparation, serving or consumption of food or beverages, or other special purposes requiring greater or more difficult cleaning work than office areas;
(iii) unusual quantity of interior glass surfaces; (iv) non-building standard materials or finishes installed by Tenant or at its request; (v) increases in frequency or scope in any item set forth in Schedule B as shall have been requested by Tenant; and (b) removal from the Premises and Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated in the routine of ordinary business office activity and (ii) all of the refuse and rubbish of any eating facility requiring special handling (wet garbage).

                                 SCHEDULE "C"



     1. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utilities, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Rent, additional rent, or other compensation shall be granted to Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord or its agents.

     2. Telephone and service shall be the responsibility of Tenant. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

     3. At Landlord's option, it shall furnish and install all lighting tubes, bulbs and ballasts used in the Premises and Tenant shall pay Landlord's reasonable charges therefor, on demand, as additional rent.

                                 SCHEDULE "D"


     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No Tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and the Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord.

     5. Except as otherwise provided in Paragraph 18 herein, no sign, advertisement, notice or other lettering and/or window treatment shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Demised Premises and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other water soluble material, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or in the mechanisms thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Landlord reserves the right to exclude from the building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on Sundays and legal holidays, all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requires same in writing. Each Tenant shall be responsible for all persons for whom he requires such a pass and shall be liable to Landlord for all acts of such persons.

     11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible, hazardous or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises.

     13. Tenant agrees to keep all entry doors closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services.

                                       62